UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

First Carolina Financial Services, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	001-43359	27-2136973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2626 Glenwood Avenue, Suite 200
Raleigh, North Carolina, 27608
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (252) 937-2152

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.50 per share	FCBM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 17, 2026, First Carolina Financial Services, Inc., a North Carolina corporation (the “Company”), amended its articles of incorporation (the “Articles of Incorporation”) in connection with the 2-for-1 forward stock split of its common stock completed concurrently with the amendment. Effective June 22, 2026, the Company amended and restated its bylaws (the “Bylaws”). As described in the final prospectus, dated June 17, 2026 (the “Prospectus”), relating to the Company’s Registration Statement on Form S-1 (File No. 333-296151), as amended, filed with the Securities and Exchange Commission on June 18, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, the Company’s board of directors previously approved the articles of amendment to the Articles of Incorporation (the “Articles of Amendment”) and the amendment and restatement of the Bylaws, in each case to be effective prior to the closing of the Company’s initial public offering. A description of certain provisions of the Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.

The foregoing description of the Articles of Amendment and the Bylaws is qualified in its entirety by reference to (a) the Articles of Amendment, filed as Exhibit 3.1, and (b) the Bylaws, filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 8.01	Other Events.

On June 22, 2026, the Company completed its initial public offering of 5,500,000 shares of its common stock, par value $0.50 per share, at a price to the public of $12.50 per share. The gross proceeds to the Company from the initial public offering were approximately $68.75 million before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1
Articles of Amendment of First Carolina Financial Services, Inc. (incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-8 (File No. 333-296906), filed with the SEC on June 18, 2026).

3.2	Amended and Restated Bylaws of First Carolina Financial Services, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAROLINA FINANCIAL SERVICES, INC.

Date: June 22, 2026	By:	/s/ Ronald A. Day
Ronald A. Day
Chairman, President and Chief Executive Officer

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